UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2016

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard

St. Louis, Missouri 63105

(Address of Principal Executive Office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Centene Corporation (“Centene”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Health Net, Inc. (“Health Net”) in connection with Centene’s pending acquisition of Health Net. As previously disclosed, Centene entered into an Agreement and Plan of Merger, dated as of July 2, 2015 (the “Merger Agreement”), by and among the Company, Health Net, Chopin Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Centene (“Merger Sub I”), and Chopin Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Centene (“Merger Sub II”), providing for the merger of Health Net with Merger Sub I, with Health Net thereupon becoming a direct wholly owned subsidiary of Centene as the surviving corporation, subject to the terms and conditions set forth in the Merger Agreement. In addition, immediately following the completion of such merger and contingent upon Health Net’s receipt before the effective time of the merger of an opinion from its outside legal counsel that the mergers will constitute a reorganization under Section 368(a) of Internal Revenue Code of 1986, as amended, Health Net will merge with and into Merger Sub II, with Merger Sub II surviving, subject to the terms and conditions set forth in the Merger Agreement.

Centene is providing in this Current Report on Form 8-K audited consolidated financial statements of Health Net and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, which are attached as Exhibit 99.1 hereto and incorporated by reference herein, unaudited consolidated condensed financial statements of Health Net and its subsidiaries as of September 30, 2015 and for the three and nine months ended September 30, 2015 and 2014, which are attached as Exhibit 99.2 hereto and incorporated by reference herein and unaudited pro forma combined financial statements and explanatory notes as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014 which are attached as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: January 26, 2016	By:	/s/ William N. Scheffel
William N. Scheffel
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Health Net, Inc.

99.1	Audited consolidated financial statements of Health Net, Inc. and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012

99.2	Unaudited consolidated condensed financial statements of Health Net, Inc. and its subsidiaries as of September 30, 2015 and for the three months and nine months ended September 30, 2015 and 2014

99.3	Unaudited pro forma combined financial statements